Victory Portfolios II

VictoryShares WestEnd U.S. Sector ETF (MODL)

Supplement dated January 23, 2024, to the

Summary Prospectus and Prospectus dated November 1, 2023

Effective immediately Jacob Buchanan has been added as a portfolio manager to the VictoryShares WestEnd U.S. Sector ETF.

1.The following disclosure is added to the end of the table under the subheading "Portfolio Management" under the section titled "Management of the Fund" on page 7 of the Summary Prospectus and Prospectus:

	Title	Tenure with the Fund
Jacob Buchanan, CFA	Portfolio Manager	Since January 2024

2.The following disclosure is added under the subheading "Portfolio Management" under the section titled "Organization and Management of the Fund" on page 19 of the Prospectus:

Jacob Buchanan, CFA, is a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. In addition to his portfolio management responsibilities, Mr. Buchanan conducts macroeconomic and security research and analysis to support the management of all the firm's investment strategies. He entered the financial services industry in 2016 and joined WestEnd Advisors in 2018. Prior to joining WestEnd, Mr. Buchanan worked at Credit Suisse supporting the CFO of the firm's securitized products division where he was responsible for internal financial analysis and forecasting. Prior to that role, he served as an analyst supporting Credit Suisse's Global Markets trading division, conducting expense and cost savings analysis. Jacob holds the CFA designation. He is a graduate of the University of North Carolina at Chapel Hill, where he received his B.A. in Economics and studied Statistics and Operations Research.

If you wish to obtain more information, please call the Victory Funds at 800-235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.